Exhibit 99.9

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(s) of Registered Holder(s)	Total Number of Share(s) Tendered*

*  Unless otherwise indicated, it will be assumed that all shares of CB&I Common Stock presented with this Letter of Transmittal, along with all shares held as book-entry within the account are being tendered hereby. If the indicated number exceeds the number of book-entry shares within the account, it will be assumed that the number of shares tendered is equal to the number of book-entry shares within the account.

By signing and submitting this Letter of Transmittal you warrant that these shares will not be sold, including through limit order request, unless properly withdrawn from the Exchange Offer.

Form of Letter of Transmittal

for the

Offer to exchange any and all issued and outstanding shares of common stock of

CHICAGO BRIDGE & IRON COMPANY N.V.

for

2.47221 shares of common stock of McDermott International, Inc. (“McDermott”) or, if a 3-to-1 reverse stock split of McDermott Common Stock (as defined herein) has occurred prior to the time at which McDermott Technology, B.V. accepts shares of CB&I Common Stock (as defined herein) in the Exchange Offer, 0.82407 shares of McDermott Common Stock by

MCDERMOTT TECHNOLOGY, B.V.

Pursuant to the Exchange Offer Prospectus dated [●], 2018

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:01 A.M., EASTERN TIME, ON MAY 10, 2018, UNLESS THE EXCHANGE OFFER IS EXTENDED (SUCH TIME, AS IT MAY BE EXTENDED, THE “EXCHANGE OFFER EXPIRATION TIME”) OR EARLIER TERMINATED. SHARES OF CB&I COMMON STOCK TENDERED PURSUANT TO THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXCHANGE OFFER EXPIRATION TIME.

The Exchange Agent for the Exchange Offer is:

Computershare Trust Company, N.A.

By Overnight Mail: Computershare Trust Company, N.A. Attn: Corporate Actions Voluntary Offer Suite V 250 Royall Street Canton, MA 02021	By First Class Mail: Computershare Trust Company, N.A. Attn: Corporate Actions Voluntary Offer P.O. Box 43011 Providence, RI 02940-3011

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Exchange Agent. You must sign this Letter of Transmittal in the appropriate space provided below, with signature guarantee if required, and complete the Internal Revenue Service (“IRS”) Form W-9 enclosed herein or the appropriate IRS Form W-8, as applicable.

The Exchange Offer is not being made to (nor will tender of shares be accepted from or on behalf of) shareholders in any jurisdiction where it would be illegal to do so.

The instructions contained within this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

Time is critical. Please complete and return promptly in accordance with the enclosed instructions.

If you have questions or requests for assistance, or would like additional copies of this Letter of Transmittal or any of the other documents delivered in connection with the Exchange Offer, you should contact MacKenzie Partners, Inc., the Information Agent for the Exchange Offer (the “Information Agent”), using the contact information on the last page of this Letter of Transmittal.

You should use this Letter of Transmittal to deliver to Computershare Trust Company, N.A. (the “Exchange Agent”) common shares, par value EUR 0.01 per share (“CB&I Common Stock”), of Chicago Bridge & Iron Company N.V, a public limited liability company incorporated under the laws of the Netherlands (“CB&I”), for exchange, if (a) your shares are directly registered in your own name in CB&I’s shareholders register, including if you are a record holder and hold shares in book-entry form on the books of CB&I’s transfer agent, or (b) if you hold shares in “street name” through The Depository Trust Company (“DTC”) in book-entry form, unless an Agent’s Message (as defined in Instruction 3 below) in lieu of this Letter of Transmittal is utilized.

If you wish to tender shares of CB&I Common Stock that are registered in the name of a broker, dealer, commercial bank, trust company or other nominee, you should contact your broker, dealer, commercial bank, trust company or other nominee and request that your broker, dealer, commercial bank, trust company or other nominee tenders such shares.

BECAUSE MCDERMOTT TECHNOLOGY, B.V. (“MCDERMOTT BIDCO”) IS NOT PROVIDING FOR GUARANTEED DELIVERY PROCEDURES, A HOLDER MUST ALLOW SUFFICIENT TIME FOR THE NECESSARY TENDER PROCEDURES TO BE COMPLETED DURING THE NORMAL BUSINESS HOURS OF THE EXCHANGE AGENT PRIOR TO THE EXCHANGE OFFER EXPIRATION TIME. TENDERS NOT COMPLETED PRIOR TO THE EXCHANGE OFFER EXPIRATION TIME WILL BE DISREGARDED AND OF NO EFFECT. DO NOT SEND THIS LETTER OF TRANSMITTAL OR ANY OTHER DOCUMENTS TO MCDERMOTT, MCDERMOTT BIDCO OR CB&I. SEND THESE DOCUMENTS ONLY TO THE EXCHANGE AGENT.

SUBJECT TO (ONDER OPSCHORTENDE VOORWAARDE), AND EFFECTIVE UPON, ACCEPTANCE FOR EXCHANGE OF THE SHARES OF CB&I COMMON STOCK VALIDLY TENDERED HEREWITH AND NOT PROPERLY WITHDRAWN ALL IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER AND CONFIRMATION BY THE EXCHANGE AGENT THAT THE APPROPRIATE NUMBER OF SHARES OF MCDERMOTT COMMON STOCK ARE HELD FOR THE BENEFIT OF THE TENDERING HOLDER OF CB&I COMMON STOCK AS PAYMENT FOR SUCH TENDERED SHARES, THE PROPER COMPLETION AND DULY SIGNING OF THIS LETTER OF TRANSMITTAL WILL CONSTITUTE A PRIVATE DEED OF TRANSFER AS REQUIRED BY DUTCH LAW FOR THE TRANSFER OF THE SHARES TENDERED HEREWITH TO MCDERMOTT BIDCO (OR TO MCDERMOTT BIDCO’s ASSIGNEE, IF MCDERMOTT BIDCO DESIGNATES SUCH ASSIGNEE AND THIS LETTER OF TRANSMITTAL IS SUBSEQUENTLY SIGNED BY THE EXCHANGE AGENT ON BEHALF OF SUCH ASSIGNEE, IN EACH CASE PRIOR TO THE ACCEPTANCE FOR EXCHANGE OF AND EXCHANGE OF THE TENDERED SHARES FOR SHARES OF MCDERMOTT COMMON STOCK), AND CB&I’S ACKNOWLEDGEMENT OF SUCH TRANSFER OF SUCH TENDERED SHARES.

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Number of Shares Reflected in CB&I’s Shareholders Register:

(Please contact the Information Agent (using the contact information on the last page of this Letter of Transmittal) if your shares of CB&I Common Stock are directly registered in your own name on CB&I’s shareholders register and you do not have the numbers reflected in that register readily available).

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IMPORTANT

SHAREHOLDER: SIGN HERE

(Please complete the IRS Form W-9 enclosed herein or the appropriate IRS Form W-8, as applicable.)

X	Dated:

(Signature(s) of Registered Holder(s))

(Must be signed by the registered holder(s) exactly as name(s) appear(s) in CB&I’s shareholders register, or on a security position listing, or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 2.)

Name(s):

Capacity (Full Title):

(See Instructions)

Address:

(Include Zip Code)

Area Code/Phone Number:

Taxpayer Identification Number (Social Security Number or Employer Identification Number):

GUARANTEE OF SIGNATURE(S)

(If required—See Instructions 1 and 2.)

APPLY MEDALLION GUARANTEE STAMP BELOW

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SPECIAL EXCHANGE INSTRUCTIONS

(See Instructions 1, 2 and 5.)

To be completed ONLY if the shares (and cash in lieu of fractional shares) are to be issued in the name of someone other than the undersigned. Please print.

Issue To:

Name:

(First, Middle and Last Name)

Address:

(Number and Street)

(Include Zip Code)

Taxpayer Identification Number (Social Security Number or Employer Identification Number):

(Recipient must complete the IRS Form W-9 enclosed

herein or the appropriate IRS Form W-8, as applicable.)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 2 and 5.)

To be completed ONLY if the shares (and cash in lieu of fractional shares) are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled “Description of Shares Tendered.” Please print.

  Mail To:

Name:

(First, Middle and Last Name)

Address:

(Number and Street)

(Include Zip Code)

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IMPORTANT—PLEASE READ THIS INSTRUCTION BOOKLET CAREFULLY

BEFORE COMPLETING THE ENCLOSED LETTER OF TRANSMITTAL

Ladies and Gentlemen:

The undersigned herewith tenders to McDermott Bidco the above-described shares of CB&I Common Stock pursuant to McDermott Bidco’s offer to exchange shares of McDermott Common Stock for any and all issued and outstanding shares of CB&I Common Stock, on the terms and subject to the conditions set forth in the exchange offer prospectus, dated [●], 2018 (as it may be amended or supplemented from time to time, the “Exchange Offer Prospectus”) and this Letter of Transmittal.

On the terms and subject to the conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, (i) acceptance for exchange of the shares of CB&I Common Stock validly tendered herewith, and not properly withdrawn, prior to the Exchange Offer Expiration Time, and (ii) confirmation by the Exchange Agent that the appropriate number of shares of McDermott Common Stock are held for the benefit of the undersigned, the undersigned hereby sells, assigns and transfers to, or upon the order of, McDermott Bidco (or McDermott Bidco’s assignee, if McDermott Bidco designates such assignee and this Letter of Transmittal is subsequently signed by the Exchange Agent on behalf of such assignee, in each case prior to the acceptance for exchange of and exchange of the tendered shares of CB&I Common Stock), all right, title and interest in and to all of the shares of CB&I Common Stock being tendered hereby and any and all dividends, distributions, rights, other shares of CB&I Common Stock or other securities issued or issuable in respect of such shares of CB&I Common Stock on or after the date hereof (collectively, “Distributions”) and, to the extent the tendered shares of CB&I Common Stock are directly registered in the name of the undersigned in CB&I’s shareholders register, the proper completion and signing of this Letter of Transmittal by the undersigned and by the Exchange Agent on behalf of McDermott Bidco (or McDermott Bidco’s assignee, if applicable) and CB&I will constitute a private deed of transfer as required under Dutch law for the transfer of the shares of CB&I Common Stock tendered herewith and CB&I’s acknowledgement of such transfer of such tendered shares of CB&I Common Stock.

In addition, subject to, and effective upon, (i) acceptance for exchange of the shares of CB&I Common Stock validly tendered herewith, and not properly withdrawn, prior to the Exchange Offer Expiration Time, and (ii) confirmation by the Exchange Agent that the appropriate number of shares of McDermott Common Stock are held for the benefit of the undersigned, the undersigned hereby irrevocably appoints and authorizes McDermott Bidco as the true and lawful agent and attorney-in-fact and proxy with respect to such shares of CB&I Common Stock and any Distributions with full power of substitution (such proxy and power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered shares of CB&I Common Stock) to the fullest extent of the rights of the undersigned with respect to such shares of CB&I Common Stock and any Distributions (a) to deliver any Distributions, or transfer ownership of such shares of CB&I Common Stock and any Distributions on the account books maintained by DTC, together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of McDermott Bidco, (b) to transfer such shares of CB&I Common Stock directly registered in the undersigned’s name in CB&I’s shareholders register and any Distributions in respect of such shares of CB&I Common Stock to or upon the order of McDermott Bidco (or McDermott Bidco’s assignee, if applicable) to the extent not already transferred pursuant to this Letter of Transmittal, and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of CB&I Common Stock and any Distributions, all in accordance with the terms and subject to the conditions of the Exchange Offer.

The undersigned hereby irrevocably appoints each of the designees of McDermott Bidco as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the fullest extent of the rights of the undersigned with respect to the shares of CB&I Common Stock tendered hereby which have been accepted for exchange and with respect to any Distributions, all in accordance with the terms and subject to the conditions set forth in the Exchange Offer Prospectus and this Letter of Transmittal. The designees of McDermott Bidco will, with respect to the shares of CB&I Common Stock tendered hereby and any associated Distributions for which the appointment is effective, be empowered to exercise all of the undersigned’s voting and any other rights, as they, in their sole discretion, may deem proper at any annual, extraordinary, adjourned, postponed, convened or reconvened general meeting of CB&I shareholders. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered shares of CB&I Common Stock. Such appointment is

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effective when, and only to the extent that, McDermott Bidco accepts the shares of CB&I Common Stock tendered with this Letter of Transmittal for exchange pursuant to the Exchange Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such shares of CB&I Common Stock and any associated Distributions will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). McDermott Bidco reserves the right to require that, in order for shares of CB&I Common Stock to be deemed validly tendered, immediately upon McDermott Bidco’s acceptance for exchange of such shares of CB&I Common Stock, McDermott Bidco or its designees must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such shares of CB&I Common Stock and any associated Distributions, including voting at any meeting of shareholders, or executing a written consent, concerning any matter.

Non-tendering CB&I shareholders who receive shares of McDermott Common Stock pursuant to the Liquidation Distribution rather than the Exchange Offer generally will be subject to a Dutch Dividend Withholding Tax. See the sections of the Exchange Offer Prospectus entitled “McDermott Common Stock Sale to Satisfy Dutch Dividend Withholding Tax Obligations” and “Material Tax Consequences of the Combination—Dutch Dividend Withholding Tax.”

CB&I shareholders who participate in the Exchange Offer will be able to exchange their shares of CB&I Common Stock for shares of McDermott Common Stock without incurring Dutch Dividend Withholding Tax on the receipt of such shares of McDermott Common Stock.

In connection with the Exchange Offer and the undersigned’s tender of shares of CB&I Common Stock, by executing the Letter of Transmittal, the undersigned hereby represent and warrant to McDermott Bidco that:

1.

the undersigned has full power and authority to tender, sell, assign and transfer the shares that the undersigned has tendered (and any and all other shares of CB&I Common Stock or other securities issued or issuable in respect of such shares);

2.

when McDermott Bidco accepts such shares for exchange pursuant to the Exchange Offer, McDermott Bidco will acquire good, marketable and unencumbered title to such shares, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims;

3.

the undersigned is the registered holder of the shares of CB&I Common Stock tendered hereby, or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the shares of CB&I Common Stock tendered hereby;

4.

the undersigned will, upon reasonable request, promptly execute and deliver any additional documents deemed by the Exchange Agent or McDermott Bidco to be necessary or desirable to complete the sale, assignment and transfer of the shares of CB&I Common Stock and any Distributions tendered hereby;

5.

the undersigned shall promptly remit and transfer to the Exchange Agent for the account of McDermott Bidco (or McDermott Bidco’s assignee, if applicable) any and all Distributions in respect of the shares of CB&I Common Stock tendered hereby, accompanied by documentation sufficient for such transfer and, pending such remittance or appropriate assurance thereof, McDermott Bidco (or McDermott Bidco’s assignee, if applicable) shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by McDermott Bidco in its sole discretion;

6.

the undersigned acknowledges that all authority the undersigned has conferred or agreed to confer in the Letter of Transmittal and all of the undersigned’s obligations hereunder shall be binding upon the undersigned’s successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives, and shall survive and not be affected by the undersigned’s death or incapacity.

7.

the undersigned’s participation in the Exchange Offer and tender of such shares complied with the applicable laws of both the jurisdiction where the undersigned received the materials relating to the Exchange Offer and the jurisdiction from which the tender is being made; and

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8.

FOR NON-U.S. PERSONS: The undersigned acknowledges that McDermott Bidco has advised the undersigned that it has not taken any action under the laws of any country outside the United States to facilitate a public offer to exchange CB&I Common Stock or McDermott Common Stock in that country; that there may be restrictions that apply in other countries, including with respect to transactions in CB&I Common Stock or McDermott Common Stock in the undersigned’s home country; that, if the undersigned is located outside the United States, the undersigned’s ability to tender CB&I Common Stock in the Exchange Offer will depend on whether there is an exemption available under the laws of the undersigned’s home country that would permit the undersigned to participate in the Exchange Offer without the need for McDermott Bidco or McDermott to take any action to facilitate a public offering in that country or otherwise; that McDermott Bidco will rely on the undersigned’s representation that the undersigned’s participation in the Exchange Offer is made pursuant to and in compliance with the applicable laws in the jurisdiction in which the undersigned is resident or from which the undersigned is tendering the undersigned’s shares and in a manner that will not require McDermott Bidco or McDermott to take any action to facilitate a public offering in that country or otherwise; and that McDermott Bidco will rely on the undersigned’s representations concerning the legality of the undersigned’s participation in the Exchange Offer in determining to accept any shares that the undersigned is tendering for exchange.

By executing the Letter of Transmittal, the undersigned understands and agrees that, among other matters described in the Exchange Offer Prospectus:

With respect to withdrawal, acceptance, exchange and delivery:

(i)

the undersigned can withdraw its tender only in accordance with the procedures described in the Exchange Offer Prospectus under “The Exchange Offer—Procedures for Tendering” and in Instruction 8 hereof;

(ii)

once McDermott Bidco accepts any of the shares that the undersigned has tendered, the undersigned’s tender is irrevocable, and the undersigned will be (a) deemed to have accepted the shares of McDermott Common Stock exchanged for such shares and to have relinquished all rights with respect to the tendered and accepted shares of CB&I Common Stock and (b) entitled to receive such shares of McDermott Common Stock in book-entry form in a direct registered account in the undersigned’s name;

(iii)

the number of shares of McDermott Common Stock the undersigned may receive in the Exchange Offer is determined by the Exchange Offer Ratio, as described in the Exchange Offer Prospectus under “The Exchange Offer;”

(iv)

McDermott’s transfer agent will (a) cause to be credited, in book-entry form to a direct registered account in the undersigned’s name, the shares of McDermott Common Stock to which the undersigned is entitled in the name(s) of the registered holder(s) shown on the Letter of Transmittal (or, in the case of shares delivered through The Depository Trust Company (“DTC”), to the account of DTC so that DTC can credit the relevant DTC participant and such participant can credit its respective account holders) as soon as practicable after acceptance of shares of CB&I Common Stock in the Exchange Offer, and (b) mail a statement from McDermott’s transfer agent evidencing the undersigned’s holdings, as well as general information on the book-entry form of ownership;

(v)

no fractional shares of McDermott Common Stock will be issued in the Merger, as described in the Exchange Offer Prospectus under “The Exchange Offer—Cash in Lieu of Fractional Shares of McDermott Common Stock”; to the extent that the undersigned otherwise would be entitled to a fractional share of McDermott Common Stock as a result of the application of the Exchange Offer Ratio, the undersigned will instead receive an amount in cash equal to the product of the fractional share of McDermott Common Stock the undersigned otherwise would be entitled to and the closing price for a share of McDermott Common Stock on the business day immediately preceding the Closing Date;

With respect to the return of any shares of CB&I Common Stock not accepted for exchange:

(vi)

if any shares of CB&I Common Stock are delivered and not accepted by McDermott Bidco for any reason pursuant to the terms and conditions of the Exchange Offer, the Exchange Agent will (a) in the case of

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certificated shares, return such shares to the tendering holders and (b) in the case of shares tendered by book-entry transfer pursuant to the procedures set forth in the Exchange Offer Prospectus under “The Exchange Offer—Procedures for Tendering,” credit such shares to an account maintained for the benefit of the undersigned with DTC, in each case promptly following expiration or termination of the Exchange Offer;

With respect to delivery of shares of McDermott Common Stock or cash in lieu of fractional shares to persons other than the undersigned:

(vii)

if the undersigned properly complies with the appropriate instructions hereto, including the Special Exchange Instructions and/or Special Delivery Instructions, and provides all necessary and proper documentary evidence, such as a power of attorney, the person designated in the Special Exchange Instructions or Special Delivery Instructions will receive the shares of McDermott Common Stock to which the undersigned is entitled in exchange for the undersigned’s tendered and accepted shares of CB&I Common Stock in the Exchange Offer, together with cash in lieu of fractional shares and, if applicable, any shares of CB&I Common Stock that are not accepted for exchange in the Exchange Offer; provided that McDermott Bidco has no obligation pursuant to such instructions to transfer any shares from the name of the registered holder(s) thereof if McDermott Bidco does not accept any such shares for exchange;

(viii)

if the undersigned completes the appropriate instructions under Instruction 5 hereto and such section is properly complied with, McDermott Bidco will mail any checks for cash in lieu of fractional shares to which the undersigned is entitled, in the name(s) and to the address so indicated;

With respect to matters relating to the undersigned’s tender generally:

(ix)

the delivery and surrender of the shares (including shares of CB&I Common Stock tendered herewith) that the undersigned has tendered is not effective, and the undersigned will not receive shares of McDermott Common Stock in exchange for the shares tendered herewith unless and until the Exchange Agent receives a duly completed and signed Letter of Transmittal for shares of CB&I Common Stock (including any signature guarantees that may be required) or, in the case of shares delivered by book-entry transfer through DTC, an agent’s message (as defined in Instruction 3 below), in either case, together with any other required documents and pursuant to the procedures set forth in the Exchange Offer Prospectus under “The Exchange Offer—Procedures for Tendering;”

(x)	no tender of shares of CB&I Common Stock is valid until all defects and irregularities in such tenders have been cured or waived;

(xi)

neither McDermott Bidco nor the Exchange Agent or any other person is under any duty to give notification of any defects or irregularities in the tender of any shares of CB&I Common Stock or will incur any liability for failure to give any such notification;

(xii)

a tender of shares of CB&I Common Stock made pursuant to any method of delivery as described in the Exchange Offer Prospectus, together with McDermott Bidco’s acceptance for exchange of such shares pursuant to the procedures described in the Exchange Offer Prospectus under “The Exchange Offer—Procedures for Tendering” and in the Instructions hereto, will constitute a binding agreement between us upon the terms and subject to the conditions of the Exchange Offer; and

(xiii)

all questions as to the form of documents (including notices of withdrawal) and the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of shares of CB&I Common Stock will be determined by McDermott Bidco in its sole discretion, and McDermott Bidco’s interpretation of the terms and conditions of the Exchange Offer (including the Letter of Transmittal and instructions thereto) will be final and binding, subject to any judgment of any court of competent jurisdiction.

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INSTRUCTIONS

Forming Part of the Terms and Conditions of this Exchange Offer

IMPORTANT: IN ORDER FOR YOU TO PARTICIPATE IN THE EXCHANGE OFFER, THE EXCHANGE AGENT MUST RECEIVE, ON OR BEFORE 12:01 A.M., EASTERN TIME, ON MAY 10, 2018, OR SUCH OTHER TIME TO WHICH THE EXCHANGE OFFER EXPIRATION TIME IS EXTENDED, (A) (i) THE LETTER OF TRANSMITTAL FOR THE SHARES OF CB&I COMMON STOCK, PROPERLY COMPLETED AND DULY EXECUTED, WITH ANY REQUIRED SIGNATURE GUARANTEES, OR (ii) IN THE CASE OF SHARES DELIVERED BY BOOK-ENTRY TRANSFER THROUGH DTC, AN AGENT’S MESSAGE; AND (B) ANY OTHER REQUIRED DOCUMENTS.

1. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If the Letter of Transmittal is signed by the registered holder(s) of the shares of CB&I Common Stock tendered therewith, the signature(s) must correspond with the name(s) as reflected on the Letter of Transmittal and as registered directly in CB&I’s shareholders register (“Direct Registration Shares”), without alteration, enlargement or any change whatsoever. If any of the shares of CB&I Common Stock tendered by the Letter of Transmittal are owned of record by two or more joint owners, each such owner must sign the Letter of Transmittal. If any tendered shares are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of those tendered shares.

If the Letter of Transmittal or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit to the Exchange Agent proper evidence satisfactory to McDermott Bidco of the authority of such person to so act.

If Direct Registration Shares are registered in the name of a person other than the person who signs the Letter of Transmittal, the Letter of Transmittal must be accompanied by appropriate stock powers signed exactly as the name or names of the registered owner or owners appear on the Letter of Transmittal accompanying the tender of Direct Registration Shares without alteration, enlargement or any change whatsoever, with the signature(s) on the stock powers guaranteed by an eligible institution (as defined below in Instruction 2).

2. Signature Guarantees. All signatures on the Letter of Transmittal (other than the Exchange Agent’s signature(s), if applicable) must be guaranteed by a financial institution that is a member in good standing of the Securities Transfer Agents Medallion Program or by an eligible guarantor institution (as defined in Rule 17Ad-15 under the Exchange Act) (each of the foregoing, an “Eligible Institution”), unless (a) the Letter of Transmittal is signed by the registered holder(s) of shares of CB&I Common Stock tendered therewith, and such holder(s) has (have) not completed the box titled “Special Exchange Instructions” or the box titled “Special Delivery Instructions” enclosed with the Letter of Transmittal or (b) such shares of CB&I Common Stock are tendered for the account of an Eligible Institution. Holders of shares of CB&I Common Stock may also need the signature on such documents to be guaranteed. See Instruction 1.

3. Delivery of Letter of Transmittal and Book-Entry Confirmations. The Letter of Transmittal shall be used if shares of CB&I Common Stock directly registered in your name are to be tendered, including if (a) you are a record holder and hold such shares in book-entry form on the books of CB&I’s transfer agent, or (b) shares are held in “street” name are to be tendered through The Depository Trust Company (“DTC”) in book-entry form, unless an Agent’s Message (as defined below) in lieu of this Letter of Transmittal is utilized. You must return an original executed copy of the Letter of Transmittal to the Exchange Agent to one of the addresses set forth at the end of this Instruction Booklet.

Please do not send any Letters of Transmittal or other documents directly to McDermott or McDermott Bidco. The Exchange Agent must receive, prior to the Exchange Offer Expiration Time, at its address set forth herein:

(i)

if your shares are directly registered in your own name in CB&I’s shareholders register, including if you are a record holder and you hold shares in book-entry form on the books of CB&I’s transfer agent, the following must be received by the Exchange Agent at one of its addresses set forth in the letter of transmittal prior to the Exchange

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Offer Expiration Time: (a) the letter of transmittal, properly completed and duly executed, and (b) any other documents required by the letter of transmittal;

(ii)

if your shares are held in “street” name and are being tendered by book-entry transfer into an account maintained at DTC, the following must be received by the Exchange Agent at one of its addresses set forth in the letter of transmittal prior to the Exchange Offer Expiration Time: (a) the letter of transmittal, properly completed and duly executed, or an Agent’s Message; (b) a book-entry confirmation from DTC; and (c) any other required documents.

THE METHOD USED TO DELIVER ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. DELIVERY OF ALL SUCH DOCUMENTS IS NOT EFFECTIVE AND RISK OF LOSS OF THE SHARES DOES NOT PASS TO MCDERMOTT BIDCO UNTIL THE EXCHANGE AGENT RECEIVES SUCH DOCUMENTS (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER THROUGH DTC, AN AGENT’S MESSAGE). IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND PROPERLY INSURED. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ENSURE TIMELY DELIVERY.

LETTERS OF TRANSMITTAL MUST BE RECEIVED IN THE OFFICE OF THE EXCHANGE AGENT BY 12:01 A.M., EASTERN TIME, ON MAY 10, 2018, OR SUCH TIME TO WHICH THE EXCHANGE OFFER EXPIRATION TIME IS EXTENDED.

No alternative, conditional or contingent tenders will be accepted. All tendering shareholders, by executing the Letter of Transmittal or causing an Agent’s Message to be delivered, waive any right to receive any notice of the acceptance of their shares of CB&I Common Stock for exchange.

All questions as to the form of documents (including notices of withdrawal) and the validity, form, eligibility (including time of receipt) and acceptance for exchange of a tender of shares of CB&I Common Stock will be determined by McDermott Bidco in its sole discretion, and that determination shall be final and binding, subject to any judgment of any court of competent jurisdiction. McDermott Bidco may delegate such power in whole or in part to the Exchange Agent. A valid tender will not be deemed to have been made until all defects and irregularities have been cured or waived, but McDermott Bidco reserves the right to waive any irregularities or defects in the tender of any shares of CB&I Common Stock.

If you hold shares of CB&I Common Stock through a broker, dealer, commercial bank, trust company, custodian or similar institution, you should not use the Letter of Transmittal to direct the tender of your shares, but instead should follow the instructions sent to you separately by that institution. If that institution holds shares of CB&I Common Stock through DTC, it must ensure that the Exchange Agent receives an Agent’s Message from DTC confirming the book-entry transfer of your shares of CB&I Common Stock. The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from DTC participant tendering the shares that are the subject of such book-entry confirmation, that such participant has received and agrees to be bound by the terms of the letter of transmittal and that McDermott Bidco may enforce that agreement against such participant.

The Exchange Agent will establish an account with respect to the shares of CB&I Common Stock at DTC for purposes of the Exchange Offer, and any eligible institution that is a participant in DTC may make book–entry delivery of shares of CB&I Common Stock by causing DTC to transfer such shares into the Exchange Agent’s account at DTC in accordance with DTC’s procedure for the transfer. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

4. Inadequate Space. If the space provided in the Letter of Transmittal is inadequate, the number of shares of CB&I Common Stock and any other required information should be listed on a separate schedule and attached to the Letter of Transmittal. Each page of such schedule should be separately signed in the same manner as the Letter of Transmittal is signed.

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5. Special Exchange and Special Delivery Instructions. If the shares of McDermott Common Stock to which the undersigned is entitled in exchange for the undersigned’s tendered and accepted shares of CB&I Common Stock in the Exchange Offer and the check for cash in lieu of fractional shares are to be issued in the name of a person other than the signer(s) of the Letter of Transmittal or mailed to an address other than that shown in the box on the first page of the Letter of Transmittal, or, if applicable, any shares of CB&I Common Stock that are not accepted for exchange in the Exchange Offer are to be returned by credit to an account maintained at DTC other than that from which such book-entry shares were delivered, then the appropriate instructions in the “Special Exchange Instructions” and “Special Delivery Instructions,” as applicable, enclosed with the Letter of Transmittal should be completed.

6. Requests for Assistance or Additional Copies. You may direct any questions or requests for assistance to the Information Agent at its telephone number and address set forth on the last page of this Instruction Booklet, or to your broker, dealer, commercial bank, trust company, custodian or similar institution. You may obtain additional copies of the Exchange Offer Prospectus, the Letter of Transmittal, this Instruction Booklet, the form of notice of withdrawal and other Exchange Offer materials from the Information Agent at McDermott’s expense.

7. IRS FORM W-9/IRS FORM W-8. Under U.S. federal income tax law, a tendering shareholder who is a “United States person” for U.S. federal income tax purposes is required to provide the Exchange Agent with such shareholder’s correct Taxpayer Identification Number (“TIN”), generally the shareholder’s social security or federal employer identification number, and certify that such shareholder is not subject to backup withholding by completing the enclosed IRS Form W-9, or otherwise establish a basis for exemption from backup withholding. If the Exchange Agent is not provided with a United States person’s correct TIN and other information and certifications required on IRS Form W-9 or an adequate basis for an exemption from backup withholding before payment is made, payments of cash made to such United States person in respect of fractional shares may be subject to backup withholding at the applicable rate (currently 24%), and such United States person may be subject to a penalty imposed by the IRS. Please review the instructions on the enclosed IRS Form W-9 for additional details.

Certain shareholders (including, among others, all corporations and certain foreign persons) are exempt from these backup withholding requirements. A tendering shareholder who is not a United States person may qualify as an exempt recipient by providing the Exchange Agent with a properly completed appropriate IRS Form W-8, signed under penalties of perjury, attesting to such shareholder’s foreign status or by otherwise establishing an exemption. IRS Forms W-8 (and the instructions thereto) can be obtained from the Exchange Agent or the IRS website (www.irs.gov). Such shareholders are urged to consult a tax advisor to determine which IRS Form W-8 is appropriate.

Failure to complete the enclosed IRS Form W-9 or appropriate IRS Form W-8, as applicable, will not, by itself, cause the shares of CB&I Common Stock surrendered by a holder of shares of CB&I Common Stock to be deemed invalidly tendered, but may require the Exchange Agent to backup withhold at the applicable rate (currently 24%) from any payments of cash made to such holder in respect of fractional shares. U.S. federal backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding may be reduced by the amount of tax withheld. If backup withholding results in an overpayment of tax, a refund or a credit may generally be obtained, provided that the required information is timely furnished to the IRS. Each holder of CB&I Common Stock should consult its tax advisor regarding qualification for an exemption from backup withholding.

Please consult your tax advisor for further guidance regarding the completion of IRS Form W-9, IRS Form W-8BEN, IRS Form W-8BEN-E or IRS Form W-8ECI (or other applicable IRS Form W-8) to claim exemption from U.S. federal backup withholding.

For additional information regarding the U.S. federal income tax consequences of the Exchange Offer, see “Material Tax Consequences of the Combination” in the Exchange Offer Prospectus.

8. Withdrawal. You may properly withdraw shares of CB&I Common Stock previously tendered pursuant to the Exchange Offer at any time before 12:01 a.m., Eastern time, on May 10, 2018, or such time to which the Exchange Offer Expiration Time is extended. On and after the Closing Date, you will no longer be able to withdraw your previously tendered

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shares and tenders of shares made pursuant to the Exchange Offer will be irrevocable; provided, that, if McDermott Bidco has not yet accepted shares of CB&I Common Stock tendered for exchange, any CB&I shareholder may withdraw its tendered shares after the 60th day following commencement of the Exchange Offer. To properly withdraw your previously tendered shares, you must provide a written or facsimile transmission notice of withdrawal to the Exchange Agent which must be timely received by the Exchange Agent prior to the Exchange Offer Expiration Time at the appropriate address set forth on the back cover of the Exchange Offer Prospectus. That notice must include the name(s) of the person(s) having tendered the shares of CB&I Common Stock to be withdrawn, the number of tendered shares of CB&I Common Stock to be withdrawn and the name(s) of the holder(s) of the tendered shares of CB&I Common Stock to be withdrawn, if different from that of the person(s) who tendered such shares. McDermott Bidco has provided to registered holders a form of notice of withdrawal, which you may use to withdraw your shares. You may obtain additional forms of notices of withdrawal from the Information Agent.

If shares have been tendered pursuant to the procedures for book-entry tender through DTC, any notice of withdrawal must comply with DTC’s procedures.

If you hold your shares through a broker, dealer, commercial bank, trust company, custodian or similar institution, you should consult that institution on the procedures you must comply with and the time by which such procedures must be completed in order for that institution to provide a written notice of withdrawal to the Exchange Agent on your behalf before the Exchange Offer Expiration Time. If you hold your shares through such an institution, that institution must deliver the notice of withdrawal with respect to any shares you wish to withdraw. In such a case, as a beneficial owner and not a registered shareholder, you will not be able to provide a notice of withdrawal for such shares directly to the Exchange Agent. Any shares of CB&I Common Stock validly withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer. However, you may re-tender withdrawn shares of CB&I Common Stock by following one of the procedures described in the Exchange Offer Prospectus under “The Exchange Offer—Procedures for Tendering” at any time prior to the Exchange Offer Expiration Time.

If you hold your shares through the CB&I Plans (as defined below), you may withdraw or change your previously submitted instructions to the plan trustee by issuing a new instruction to the trustee which will cancel any prior instruction. Any new instructions must be provided in accordance with the special exchange instructions being sent to you by the plan trustee and must be received by 3:00 p.m. Eastern Time two business days prior to the date on which the Exchange Offer Expiration Time occurs.

Except as otherwise provided above, any tender made under the Exchange Offer is irrevocable.

9. CB&I Plans. Participants in the Chicago Bridge & Iron Savings Plan or the Lutech Resources 401(k) Savings Plan (the “CB&I Plans”) should follow the special instructions that are being sent to them by the plan trustee. Such participants should not use the Letter of Transmittal to direct the tender of shares of CB&I Common Stock held in the CB&I Plans. As described in the special instructions, such participants may direct the plan trustee to tender all, some or none of the shares of CB&I Common Stock allocable to their plan account, subject to any limitations set forth in any instructions provided by the plan trustee. To allow sufficient time for the tender of shares by the plan trustee, tendering holders will be required to provide the requisite instructions so that such instructions are received and processed by 3:00 p.m. Eastern time two business days prior to the date on which the Exchange Offer Expiration Time occurs, unless the Exchange Offer is extended. If the Exchange Offer is extended, and if administratively feasible, the deadline for receipt of such participant’s directions may also be extended.

10. Conditions; Waiver of Conditions. The Offer is subject to various conditions described in the Exchange Offer Prospectus under “The Exchange Offer—Conditions to the Exchange Offer as Part of the Combination” that must be satisfied or waived. McDermott and CB&I may waive certain of the conditions to the Exchange Offer prior to the Exchange Offer Expiration Time. If the conditions are not satisfied, or, where permissible, waived, the Exchange Offer will not be completed and tendered shares of CB&I Common Stock will be returned to the relevant CB&I shareholders.

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11. Irregularities. McDermott Bidco reserves the absolute right to reject any and all tenders of shares of CB&I Common Stock that it determines are not in proper form or the acceptance of or exchange for which may, in the opinion of its counsel, be unlawful. McDermott and McDermott Bidco also reserves the right to waive any of the conditions of the Exchange Offer or the Combination that are within the power of McDermott and McDermott Bidco to waive, or any defect or irregularity in the tender of any shares of CB&I Common Stock.

No tender of shares of CB&I Common Stock is valid until all defects and irregularities in tenders of such shares have been cured or waived. None of McDermott, McDermott Bidco, CB&I, the Exchange Agent, the Information Agent, McDermott’s transfer agent or any other person is or will be under any duty to give notice of any defects or irregularities in the tender of CB&I Common Stock and none of them will incur any liability for failure to give any such notice.

McDermott Bidco will make all determinations regarding the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of shares of CB&I Common Stock and any notice of withdrawal in its sole discretion, and its determinations shall be final and binding, subject to any judgment by any court of competent jurisdiction. McDermott Bidco’s interpretations of the terms and conditions of this Exchange Offer, including the Letter of Transmittal and the instructions contained in this Instructional Booklet, shall be final and binding.

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The Information Agent for the Exchange Offer is:

105 Madison Avenue

New York, New York 10016

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

Email: exchangeoffer@mackenziepartners.com

The Exchange Agent for the Exchange Offer is:

Computershare Trust Company, N.A.

By Overnight Mail: Computershare Trust Company, N.A. Attn: Corporate Actions Voluntary Offer Suite V 250 Royall Street Canton, MA 02021	By First Class Mail: Computershare Trust Company, N.A. Attn: Corporate Actions Voluntary Offer P.O. Box 43011 Providence, RI 02940-3011

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Form W-9 (Rev. November 2017) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification ▶ Go to www.irs.gov/FormW9 for instructions and the latest information.	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 3.	1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2 Business name/disregarded entity name, if different from above
3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes.

4 Exemptions (codes apply only to
certain entities, not individuals; see
instructions on page 3):

Exempt payee code (if any)

Exemption from FATCA reporting

code (if any)

(Applies to accounts maintained outside the U.S.)

	☐ Individual/sole proprietor or single-member LLC	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another
LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▶

	5 Address (number, street, and apt. or suite no.) See instructions.							Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later.

Social security number

-	-
or

Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter.	Employer identification number

-

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

Cat. No. 10231X	Form W-9 (Rev. 11-2017)

Form W-9 (Rev. 11-2017)	Page 2

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Form W-9 (Rev. 11-2017)	Page 3

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C corporation, or S corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC

• LLC treated as a partnership for U.S. federal tax purposes,

• LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or

• LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.

Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

•  Generally, individuals (including sole proprietors) are not exempt from backup withholding.

•  Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

•  Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

•  Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4
[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.
[2]	However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Form W-9 (Rev. 11-2017)	Page 4

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4.	Custodialaccount of a minor (Uniform Gift to Minors Act)	The minor[2]
5.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]

Form W-9 (Rev. 11-2017)	Page 5

For this type of account:		Give name and SSN of:
6.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7.	Grantortrust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:		Give name and EIN of:
8.	Disregarded entity not owned by an individual	The owner
9.	A valid trust, estate, or pension trust	Legal entity[4]
10.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12.	Partnership or multi-member LLC	The partnership
13.	A broker or registered nominee	The broker or nominee
14.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

2 Circle the minor’s name and furnish the minor’s SSN.

3 You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships, earlier.

*Note: The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027.

Visit www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.